                                                                  EXHIBIT 10.8.6


                                                                  CONFORMED COPY



     FIFTH AMENDMENT AND ACCEPTANCE, dated as of April 7, 1999 (this "Amendment"), to the Credit Agreement, dated as of July 17, 1998 (as amended,
 ---------
supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among TELECORP PCS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), the several banks and other financial institutions
               --------
and entities from time to time parties thereto (the "Lenders"), and THE CHASE
                                                     -------
MANHATTAN BANK, as administrative agent (the "Administrative Agent") for the
                                              --------------------
Lenders.

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that Credit Agreement be amended in the manner provided for in this Amendment and that the Lenders accept the terms of certain Subordinated Debt to be issued by the Borrower, and the Lenders party hereto are willing to agree to such modifications and give such acceptance as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used and not defined herein
              --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of
              --------------------------------------------------
the Credit Agreement is hereby amended by inserting immediately before the period at the end of the definition of "Indebtedness" the proviso";
provided that solely for the purposes of determining compliance with the
-------------
covenants set forth in paragraphs (b), (f) and (g) of Section 6.12, Indebtedness of the Borrower shall not include the Series A Bonds".

          3.  Amendment to Section 6.01(a) of the Credit Agreement. Section
              -----------------------------------------------------
6.01(a) of the Credit Agreement is hereby amended by:

     (a) deleting the phrase "in an aggregate principal amount not to exceed $350,000,000 minus the principal amount of" in clause (ii) thereof and substituting therefor the phrase "with gross proceeds therefrom not to exceed $350,000,000 minus the gross proceeds from"; and

     (b) deleting the phrase "in an aggregate principal amount" in each place it appears in clause (v) thereof and substituting therefor the phrase "with gross proceeds therefrom".

          4.  Acceptance.  For the purposes of determining whether debt issued
              -----------
on such terms constitutes Subordinated Debt, the Lenders party hereto hereby accept the terms of the debt set forth in the description of notes attached hereto as Exhibit A (or any terms substantially identical thereto and no more adverse to the interests of the Lenders than are the terms set forth in such description of notes).

          5.  No Other Amendments; Confirmation.  Except as expressly amended,
              ----------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6.  Representations and Warranties.  The Borrower hereby represents
              -------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          7.  Effectiveness.  This Amendment shall become effective only upon
              --------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders.

          (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and its counsel relating to this Amendment as it may reasonably request in form reasonably satisfactory to its counsel.

          (c) The Administrative Agent shall have received proof, reasonably satisfactory to it, that the Equity Commitments shall have been increased to $30,000,000.

          8.  Expenses.  The Borrower agrees to reimburse the Administrative
              ---------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          9.  Governing Law; Counterparts.  (a) This Amendment and the rights
              ----------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   TELECORP, PCS, INC.

                                       by
                                             /s/ Thomas H. Sullivan
                                           ----------------------------
                                           Name: Thomas H. Sullivan
                                           Title: CFO

                                   THE CHASE MANHATTAN BANK,

                                   by /s/ William E. Rottino
                                    ----------------------------------
                                        Name:  William E. Rottino
                                        Title: Vice President

                                   THE BANK OF NEW YORK,

                                   by /s/ Gerry Granovsky
                                    ----------------------------------
                                        Name:  Gerry Granovsky
                                        Title: Vice President



                                   BANK OF TOKYO MITSUBISHI TRUST COMPANY,

                                   by /s/ [SIGNATURE ILLEGIBLE]
                                   -----------------------------------
                                        Name:
                                        Title:


                                   BANKBOSTON, N.A.,

                                   by /s/ Jonathan D. Sharkey
                                   -----------------------------------
                                        Name:  Jonathan D. Sharkey
                                        Title: Vice President


                                   BANKERS TRUST COMPANY,

                                   by /s/ Gregory Shefrin
                                   -----------------------------------
                                        Name:  Gregory Shefrin
                                        Title: Principal


                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                   by CIBC Oppenheimer Corp., as Agent


                                   by /s/ [SIGNATURE ILLEGIBLE]
                                   -----------------------------------
                                        Name:
                                        Title:

                                   CIT GROUP/EQUIPMENT FINANCING,

                                   by
                                       /s/ J.E. Palmer
                                   ----------------------------------
                                         Name:  J.E. Palmer
                                         Title: Assistant Vice President


                                   CAPTIVA III FINANCE, LTD., as
                                   advised by Pacific Investment
                                   Management Company,

                                   by
                                       /s/ John H. Cullinane
                                   ----------------------------------
                                         Name:  John H. Cullinane
                                         Title: Director


                                   DELANO COMPANY, by Pacific Investment
                                   Management Company as its Investment
                                   Advisor,


                                   by
                                       /s/ Raymond G. Kennedy
                                   ----------------------------------
                                         Name:  Raymond G. Kennedy
                                         Title: Senior Vice President


                                   FLEET NATIONAL BANK,

                                   by
                                       /s/ William Weiss
                                   ----------------------------------
                                         Name:  William Weiss
                                         Title: Assistant Vice President


                                   GENERAL ELECTRIC CAPITAL CORPORATION,

                                   by
                                       /s/ Mark F. Mylon
                                   ----------------------------------
                                         Name:  Mark F. Mylon
                                         Title: Manager-Operations


                                   KZH APPALOOSA LLC,

                                   by
                                       /s/ Virginia Conway
                                   ----------------------------------

                                        Name:  Virginia Conway
                                        Title: Authorized Agent


                                   KZH IV LLC,

                                   by
                                      /s/ Virginia Conway
                                   ----------------------------------
                                        Name:  Virginia Conway
                                        Title: Authorized Agent

                                   KZH PAMCO LLC,

                                   by
                                      /s/ Virginia Conway
                                   ----------------------------------
                                        Name:  Virginia Conway
                                        Title: Authorized Agent


                                   PAMCO CAYMAN LTD., by Highland
                                   Capital Management, L.P., as
                                   Collateral Manager,

                                   by
                                      /s/ James Dondero
                                   ----------------------------------
                                        Name:  James Dondero, CFA, CPA
                                        Title: President


                                   SYNDICATED LOAN FUNDING TRUST, by
                                   Lehman Commercial Paper Inc., not in
                                   its individual capacity but solely
                                   as Asset Manager,

                                   by
                                      /s/ Michele Swanson
                                   ----------------------------------
                                        Name:  Michele Swanson
                                        Title: Authorized Signatory


                                   LEHMAN COMMERCIAL PAPER INC.

                                   by
                                      /s/ Michele Swanson
                                   ----------------------------------
                                        Name:  Michele Swanson
                                        Title: Authorized Signatory


                                   TORONTO DOMINION [TEXAS], INC.,
                                   by
                                      /s/ Anne C. Favoriti
                                   ----------------------------------
                                        Name:  Anne C. Favoriti
                                        Title: Vice President


                                   VAN KAMPEN PRIME RATE INCOME TRUST,

                                   by
                                      /s/ Jeffrey W. Maillet
                                   ----------------------------------
                                        Name:  Jeffrey W. Maillet
                                        Title: Senior Vice President &
                                               Director


                                   VAN KAMPEN SENIOR FLOATING RATE FUND,

                                   by
                                      /s/ Jeffrey W. Maillet
                                   ----------------------------------
                                        Name:  Jeffrey W. Maillet
                                        Title: Senior Vice President &
                                               Director

                                   VAN KAMPEN SENIOR INCOME TRUST,

                                   by
                                      /s/ Jeffrey W. Maillet
                                   ----------------------------------
                                        Name:  Jeffrey W. Maillet
                                        Title: Senior Vice President &
                                               Director

                                   MOUNTAIN CLO TRUST,

                                   by
                                      /s/ signature illegible
                                   ----------------------------------
                                        Name:
                                        Title:


                                   FRANKLIN FLOATING RATE TRUST,

                                   by
                                      /s/ signature illegible
                                   ----------------------------------
                                        Name:
                                        Title:

                                   MORGAN GUARANTY TRUST COMPANY OF NEW
                                   YORK,

                                   by
                                      /s/ Gery Sampere
                                   ----------------------------------
                                        Name:  Gery Sampere
                                        Title: Vice President


                                   DEBT STRATEGIES FUND, INC.

                                   by

                                   __________________________________
                                        Name:
                                        Title:



                                   MERRILL LYNCH ASSET MANAGEMENT,

                                   by

                                   __________________________________
                                        Name:
                                        Title:


                                   MERRILL LYNCH PRIME RATE PORTFOLIO, INC., by

                                   __________________________________
                                        Name:
                                        Title:


                                   MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                   INC.,

                                   by

                                   __________________________________
                                        Name:
                                        Title:


                                   SENIOR HIGH INCOME PORTFOLIO, INC.,

                                   by

                                   __________________________________
                                        Name:
                                        Title: